UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

InterCloud Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Newman Springs Road Building 1, Suite 104 Red Bank, New Jersey		07701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Termination of IPC Stock Purchase Agreement

As originally reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2012, we entered into a Stock Purchase Agreement (the “IPC Agreement”), dated November 20, 2012, with Integration Partners-NY Corporation, a New Jersey corporation (“IPC”), and three individuals, Barton F. Graf Jr., David C. Nahabedian and Frank Jadevaia (these individuals together, the “IPC Sellers”), pursuant to which we agreed to acquire all the outstanding capital stock of IPC.

As of October 2, 2013, the parties to the IPC Agreement agreed to terminate the IPC Agreement.  However, we remain in discussions with the IPC Sellers about the possibility of acquiring IPC on amended terms.  A definitive agreement has yet to be reached as a result of such discussions, and there can be no assurance as to the terms upon which any such agreement may be reached, if at all.

Fifth Amendment to MidMarket Loan Agreement

On October 17, 2013, we entered into a Fifth Amendment (the “Fifth Amendment”) to our Loan and Security Agreement, dated September 17, 2012, with MidMarket Capital Partners LLC, as agent for the lenders (“MidMarket”), as amended (the “MidMarket Loan Agreement”).  Prior to the Fifth Amendment, the MidMarket Loan Agreement provided that the maturity date of the term loans under the MidMarket Loan Agreement in the original principal amount of $13,000,000 (the “Original Term Loans”) matured on September 17, 2017; provided, however, that if prior to March 17, 2014 we failed to raise at least $20,000,000 in gross proceeds in an underwritten public offering of our equity securities, the maturity date of the Original Term Loans would be accelerated to June 17, 2014.  The Fifth Amendment amends the MidMarket Loan Agreement to provide that, (i) if prior to March 17, 2014, we fail to raise at least $5,000,000 in gross proceeds in an underwritten public offering of our equity securities, the maturity date of the Original Term Loans will be accelerated to June 17, 2014, or (ii) if prior to March 17, 2014 we raise at least $5,000,000 but less than $20,000,000 in gross proceeds in an underwritten public offering of our equity securities, the maturity date of the Original Term Loans will be accelerated to December 30, 2014.

A copy of the Fifth Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Fifth Amendment, dated as of October 17, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, AW Solutions, Inc., T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Leasing, LLC, Environmental Remediation and Financial Services, LLC and MidMarket Capital Parnters, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2013	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Amendment, dated as of October 17, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, AW Solutions, Inc., T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Leasing, LLC, Environmental Remediation and Financial Services, LLC and MidMarket Capital Parnters, LLC.

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